                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 19, 1996



                             Vanguard Airlines, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                          0-27034                     48-1149290
- ---------------                    -----------                ----------------
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


    30 N.W. Rome Circle, Mezzanine Level, Kansas City International Airport,
    ------------------------------------------------------------------------
                           Kansas City, Missouri 64153
                           ---------------------------
           (Address of principal executive offices including zip code)



        Registrant's telephone number, including area code (816) 243-2100




                                                                     Page 1 of 4
                                                               Exhibit at Page 4
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ITEM 5.  OTHER EVENTS.


         On June 19, 1996, David Golden resigned from his position as a board member of Vanguard Airlines, Inc. (the "Company"). Mr. Golden is a Managing Director of Hambrecht & Quist LLC, an investment bank ("Hambrecht & Quist"). Mr. Golden's resignation was precipitated by Hambrecht & Quist's decision to minimize board participation by its officers in public companies in which Hambrecht & Quist has a significant investment. The Board of Directors will consider whether to fill the vacancy on the Board created by Mr. Golden's resignation.

         The Company issued a press release on June 28, 1996, announcing the resignation of David Golden as board member, a copy of which is attached hereto as Exhibit A.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Kansas City, State of Missouri, on July 3, 1996.


                         VANGUARD AIRLINES, INC.




                         By
                            ----------------------------------------------------
                              Robert J. McAdoo
                              Chairman of the Board, President and Chief
                              Executive Officer


                                       3.